EXHIBIT 99.1

March 19, 2020

Applied BioSciences Announces Retirement of Convertible Note

LOS ANGELES, CA / ACCESSWIRE / March 19, 2020 / Applied Biosciences Corp. (OTCQB:APPB), a vertically integrated company focused on the development and commercialization of novel, science-driven, synthetic cannabinoid therapeutics/ biopharmaceuticals that target the endocannabinoid system to treat a wide-range of diseases across multiple therapeutic areas, today announced the retirement of $500,000 of convertible investor debt, simplifying the Company's capital structure as it positions for growth.

"The elimination of variable rate, floating price, convertible notes have strengthened our balance sheet and simplified our capital structure as we position the company for growth," commented Chris Bridges, President and Director of Applied Biosciences. "As we continue to expand product portfolio and expand our clinical pipeline, this is an important step to position the Company for a possible up-listing to a national securities exchange in the near future."

About Applied BioSciences Corp.

Applied BioSciences is a vertically integrated company focused on the development and commercialization of novel, science-driven, synthetic cannabinoid therapeutics/ biopharmaceuticals that target the endocannabinoid system to treat a wide-range of diseases across multiple therapeutic areas. We also deliver high-quality consumer and OTC THC-free CBD products that promote overall health and wellbeing as well as state-of-the-art testing and analytics capabilities to our customers. For more information, visit the Company's website.

Contact

Email: ir@appliedbiocorp.com or info@appliedbiocorp.com

To be added to the Applied BioSciences email distribution list, please email info@appliedbiocorp.com with APPB in the subject line.

Official Website: www.appliedbiocorp.com

Safe Harbor Statement

Except for historical information contained herein, statements in this release may be forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to Applied BioSciences Corp. (the "Company") or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in the Company's filings with the Securities and Exchange Commission. Factors which could cause actual results to differ materially from these forward-looking statements include such factors as (i) the development and protection of our brands and other intellectual property, (ii) the need to raise capital to meet business requirements, (iii) significant fluctuations in marketing expenses, (iv) the ability to achieve and expand significant levels of revenues, or recognize net income, from the sale of our products and services, (v) the Company's ability to conduct the business if there are changes in laws, regulations, or government policies related to cannabis, (vi) management's ability to attract and maintain qualified personnel necessary for the development and commercialization of its planned products, and (vii) other information that may be detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE: Applied BioSciences Corp.

View source version on accesswire.com:

http://www.accesswire.com/581589/Applied-BioSciences-Announces-Retirement-of-Convertible-Note